                                                                   Exhibit 10.12

                       MCI WORLDCOM NETWORK SERVICES, INC.

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

                                 AMENDMENT NO. 7

         This Amendment No. 7 (the "AMENDMENT NO. 7") is made this 8th day of May, 2003, by and between Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. ("MCI"), to those certain Program Enrollment Terms (the "PET"), to that certain Telecommunications Services Agreement more particularly described as TSA # VTE - 001019 (the "TSA"), made by and between Customer and MCI dated September 30, 2000, including all prior applicable amendments thereto (the "PRIOR AMENDMENTS"). In the event of any conflict between the terms of the TSA, the PET, any Prior Amendment or any applicable Attachment and the terms of this Amendment No. 7, the terms of this Amendment No. 7 shall control. The TSA along with the PET, the Prior Amendments, all applicable Attachment(s), and this Amendment No. 7 shall collectively be referred to as the "AGREEMENT". Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein. All references to "MCI WorldCom" in the Agreement including any attachments, schedules or exhibits thereto, will be deemed to refer to "MCI". This Amendment No. 7 does not constitute the assumption of the Agreement as that term is used under applicable bankruptcy law.

         In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       SPECIAL RATES:

         (A) Notwithstanding anything to the contrary contained in the Agreement or the Attachment for CLASSIC SWITCHLESS/END USER DEDICATED Services, commencing within ten (10) business days following the date this Amendment No. 7 has been fully executed by both parties and delivered to Customer, Customer's rates for CLASSIC SWITCHLESS 1+ Service will be the respective rates set forth below. All other rates will be as set forth in the Agreement or the Attachment for CLASSIC SWITCHLESS/END USER DEDICATED Services.

                  (i) CLASSIC SWITCHLESS 1+ Service - Customer's special INTERNATIONAL rates for calls to the following countr(ies) will be the respective rates per minute set forth on Exhibit No. 1 attached hereto. [NOTE: INTERNATIONAL RATES ARE FOR LANDLINE CALLS ONLY, UNLESS SPECIFICALLY PROVIDED OTHERWISE.]

         (B) Notwithstanding anything to the contrary contained in the TSA, MCI reserves the right to modify the rates described in Subsection (A) above (which charge modifications shall not exceed then-current generally available MCI charges for comparable services), upon not less than seven (7) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

                                   Page 1 of 2
                                  CONFIDENTIAL

2. OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.

         IN WITNESS WHEREOF, the parties have entered into this Amendment No. 7 on the date first written above.

VALOR TELECOMMUNICATIONS                MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                     SERVICES, INC.

By: /s/ Jack Mueller                    By: /s/ Peter M. Cassidy
    ---------------------------------       ------------------------------------

            Jack Mueller                           Peter M. Cassidy
    ---------------------------------       ------------------------------------
            (Print Name)                             (Print Name)

President and Chief Operating Officer   Vice President, UUNET Wholesale Network
                                                       Services
-------------------------------------   ----------------------------------------
               (Title)                                  (Title)

                5/8/03                                  5/14/03
    ---------------------------------       ------------------------------------
                (Date)                                  (Date)

Attachment:

         Exhibit No. 1 - Special Rates

                                   Page 2 of 2
                                  CONFIDENTIAL

                                   EXHIBIT 1
                             CLASSIC INTERNATIONAL

       COUNTRY                          SWITCHLESS 1+
----------------------                  -------------
Argentina                                  [*****]
Argentina Buenos Aires                     [*****]
Argentina Cordoba                          [*****]
Argentina Mendoza                          [*****]
Argentina Mobile                           [*****]
Argentina Rosario                          [*****]
Belize                                     [*****]
Bolivia                                    [*****]
Bolivia Cochambamba                        [*****]
Bolivia La Paz                             [*****]
Bolivia Mobile                             [*****]
Bolivia Santa Cruz                         [*****]
Brazil                                     [*****]
Brazil Belem                               [*****]
Brazil Belo Horizonte                      [*****]
Brazil Brasilia                            [*****]
Brazil Campinas                            [*****]
Brazil Curitibia                           [*****]
Brazil Florianopolis                       [*****]
Brazil Fortaleza                           [*****]
Brazil Goiania                             [*****]
Brazil Manaus                              [*****]
Brazil Mobile                              [*****]
Brazil Porto Alegre                        [*****]
Brazil Recife                              [*****]
Brazil Rio de Janeiro                      [*****]
Brazil Salvador                            [*****]
Brazil Sao Paulo                           [*****]
Brazil Vitoria                             [*****]
Chile                                      [*****]
Chile Mobile                               [*****]
Columbia                                   [*****]
Columbia Barranquilla                      [*****]
Columbia Bogota                            [*****]
Colombia Cali                              [*****]
Colombia Medellin                          [*****]
Colombia Mobile                            [*****]
Costa Rica                                 [*****]
Costa Rica Mobile                          [*****]
El Salvador                                [*****]
El Salvador Mobile                         [*****]

Valor Amd 7 Exhibit 1
                                                                     Page 1 of 2

                                   EXHIBIT 1
                             CLASSIC INTERNATIONAL

       COUNTRY                          SWITCHLESS 1+
----------------------                  -------------
Grenada                                    [*****]
Honduras                                   [*****]
Nicaragua                                  [*****]
Nicaragua Mobile                           [*****]
Panama                                     [*****]
Panama Mobile                              [*****]
Paraguay                                   [*****]
Paraguay Mobile                            [*****]
Peru                                       [*****]
Peru Lima                                  [*****]
Peru Mobile                                [*****]
Uruguay                                    [*****]
Uruguay Mobile                             [*****]
Venezuela                                  [*****]
Venezuela Caracas                          [*****]
Venezuela Maracaibo                        [*****]
Venezuela Mobile                           [*****]
Venezuela Valencia                         [*****]

Valor Amd 7 Exhibit 1
                                                                     Page 2 of 2